                                                                     EXHIBIT 1.1




FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2001




Available Amount to Note Holders:                                                       4,393,018.75

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertantly deposited in Collection Account                      --
(ii)    Indemnity Payments paid inadvertantly deposited in Collection Account                     --
(iii)   Aggregate of:
        (a) Unreimbursed Servicer Advances                                                  2,689.07
        (b) Servicer Fees from current and prior Collection Period                         31,430.90
        (c) Servicing Charges inadvertantly deposited in Collection Account                       --
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                       7,453.10
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees           416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                             --
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
        Class A-1 Note Interest                                                                   --
        Class A-2 Note Interest                                                                   --
        Class A-3 Note Interest                                                                   --
        Class A-4 Note Interest                                                           299,614.47

(viii)  Class B-1 Note Interest                                                             8,494.68
(ix)    Class B-2 Note Interest                                                             5,503.02
(x)     Class B-3 Note Interest                                                             7,223.95
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
        Class A-1 Principal Distribution Amount                                                   --
        Class A-2 Principal Distribution Amount                                                   --
        Class A-3 Principal Distribution Amount                                                   --
        Class A-4 Principal Distribution Amount                                         3,822,451.01
(xii)   Note Insuer Reimbursement Amount                                                          --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal      83,096.76
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal      41,548.37
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal      83,096.76
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                      --
(xviii) Remaining Amount to Residual Holder                                                       --


        Reviewed By:

        ----------------------------------------------------------------------
        E. Roger Gebhart
        COO, EVP Capital Markets & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED AUGUST 1, 2001




                   Initial        Beginning         Base        Additional          Total          Ending             Ending
                  Principal       Principal       Principal      Principal       Principal        Principal        Certificate
    Class          Balance         Balance      Distribution    Distribution    Distribution       Balance            Factor
-------------   -------------   -------------   -------------   -------------   -------------   -------------   ------------------
Class A-1       70,687,140.00              --              --              --              --              --            0.0000000
Class A-2       53,856,869.00              --              --              --              --              --            0.0000000
Class A-3       52,510,447.00              --              --              --              --              --            0.0000000
Class A-4       70,687,140.00   63,883,681.34    3,822,451.01              --    3,822,451.01   60,061,230.33            0.8496769
                -------------   -------------   -------------   -------------   -------------   -------------   ------------------
Total Class A   247,741,596.00  63,883,681.34    3,822,451.01              --    3,822,451.01   60,061,230.33            0.2424350
Class B-1        5,385,687.00    1,388,775.71       83,096.76              --       83,096.76    1,305,678.95            0.2424350
Class B-2        2,692,843.00      694,387.73       41,548.37              --       41,548.37      652,839.35            0.2424350
Class B-3        5,385,687.00    1,388,775.72       83,096.76              --       83,096.76    1,305,678.96            0.2424350
                -------------   -------------   -------------   -------------   -------------   -------------
Total           261,205,813.00  67,355,620.50    4,030,192.91              --    4,030,192.91   63,325,427.60

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001


AVAILABLE FUNDS

     Collection Account balance, as of July 31, 2001                                             844,134.28
     Add: Investment earnings on amounts in Collection Account                                     3,336.15
     Add: Payments due Collection Account from last 3 business days of Collection Period         327,023.46
     Less: Amounts inadvertantly deposited into collection account                                21,088.37
     Add: Additional contribution for terminated trade-ups and rebooked leases                           --
     Add: Servicer Advance on current Determination Date                                       3,239,613.23
                                                                                             --------------
     Available Funds on Payment Date                                                           4,393,018.75

INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      4,393,018.75

INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                             --------------

REMAINING AVAILABLE FUNDS                                                                      4,393,018.75

UNREIMBURSED SERVICER ADVANCES

     Unreimbursed Servicer Advances due                                                            2,689.07
     Unreimbursed Servicer Advances paid                                                           2,689.07
                                                                                             --------------
     Unreimbursed Servicer Advances remaining unpaid                                                     --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      4,390,329.68

SERVICER FEES

     Servicer Fees due                                                                            31,430.90
     Servicer Fees paid                                                                           31,430.90
                                                                                             --------------
     Servicer Fees remaining unpaid                                                                      --
                                                                                             --------------

REMAINING AVAILABLE FUNDS                                                                      4,358,898.78

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      4,358,898.78

PREMIUM AMOUNT
     Premium Amount due                                                                            7,453.10
     Premium Amount paid                                                                           7,453.10
                                                                                             --------------
     Premium Amount remaining unpaid                                                                     --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      4,351,445.69

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES

     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                             --------------
     Indenture Trustee Fee remaining unpaid                                                              --
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      4,351,029.02

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)

     Total Indenture Trustee Expenses due                                                                --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                           75,000.00
                                                                                             --------------
     Total Indenture Trustee Expenses paid                                                               --
                                                                                             --------------
     Indenture Trustee Expenses unpaid                                                                   --

REMAINING AVAILABLE FUNDS                                                                      4,351,029.02

CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:

     Class A-1 Note Interest                                                                             --
     Class A-2 Note Interest                                                                             --
     Class A-3 Note Interest                                                                             --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001



     Class A-4 Note Interest                                                                     299,614.47
                                                                                             --------------
     Total Class A Interest due                                                                  299,614.47
                                                                                             --------------
REMAINING AVAILABLE FUNDS                                                                      4,051,414.56

CLASS B-1 NOTE INTEREST

     Class B-1 Note Interest due                                                                   8,494.68
     Class B-1 Note Interest paid                                                                  8,494.68
                                                                                             --------------
     Class B-1 Note Interest remaining unpaid                                                            --
                                                                                             --------------

REMAINING AVAILABLE FUNDS                                                                      4,042,919.88

CLASS B-2 NOTE INTEREST

     Class B-2 Note Interest due                                                                   5,503.02
     Class B-2 Note Interest paid                                                                  5,503.02
                                                                                             --------------
     Class B-2 Note Interest remaining unpaid                                                            --
                                                                                             --------------

REMAINING AVAILABLE FUNDS                                                                      4,037,416.85

CLASS B-3 NOTE INTEREST

     Class B-3 Note Interest due                                                                   7,223.95
     Class B-3 Note Interest paid                                                                  7,223.95
                                                                                             --------------
     Class B-3 Note Interest remaining unpaid                                                            --
                                                                                             --------------

REMAINING AVAILABLE FUNDS                                                                      4,030,192.91

CLASS A BASE PRINCIPAL DISTRIBUTION

     Class A Base Principal Distribution Amount due                                            3,822,451.01
     Class A Note Principal Balance as of preceding Payment Date                              63,883,681.34
                                                                                             --------------
     Class A Base Principal Distribution Amount paid                                           3,822,451.01
                                                                                             --------------
     Class A Base Principal Distribution Amount remaining unpaid                                         --

     Class A-1 Note Principal Balance as of preceding Payment Date                                       --
     Class A-1 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                 --
                                                                                             --------------

     Remaining Class A Base Principal Distribution Amount                                      3,822,451.01
                                                                                             --------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                       --
     Class A-2 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                 --

     Remaining Class A Base Principal Distribution Amount                                      3,822,451.01
                                                                                             --------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                       --
     Class A-3 Base Principal Distribution Amount paid                                                   --
                                                                                             --------------
     Class A-3 Note Principal Balance after distribution on Payment Date                                 --

     Remaining Class A Base Principal Distribution Amount                                      3,822,451.01
                                                                                             --------------

     Class A-4 Note Principal Balance as of preceding Payment Date                            63,883,681.34
     Class A-4 Base Principal Distribution Amount paid                                         3,822,451.01
                                                                                             --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001



     Class A-4 Note Principal Balance after distribution on Payment Date                      60,061,230.33

REMAINING AVAILABLE FUNDS                                                                        207,741.90

NOTE INSURER REIMBURSEMENT AMOUNT

     Note Insuer Reimbursement Amount due                                                                --
     Note Insuer Reimbursement Amount paid                                                               --
                                                                                             --------------
     Note Insuer Reimbursement Amount remaining unpaid                                                   --

REMAINING AVAILABLE FUNDS                                                                        207,741.90

CLASS B-1 BASE PRINCIPAL DISTRIBUTION

     Class B-1 Note Principal Balance as of preceding Payment Date                             1,388,775.71
     Class B-1 Base Principal Distribution due                                                    83,096.76
     Class B-1 Base Principal Distribution paid                                                   83,096.76
                                                                                             --------------
     Class B-1 Base Principal Distribution remaining unpaid                                              --
     Class B-1 Note Principal Balance after distribution on Payment Date                       1,305,678.95

REMAINING AVAILABLE FUNDS                                                                        124,645.13

CLASS B-2 BASE PRINCIPAL DISTRIBUTION

     Class B-2 Note Principal Balance as of preceding Payment Date                               694,387.73
     Class B-2 Base Principal Distribution due                                                    41,548.37
     Class B-2 Base Principal Distribution paid                                                   41,548.37
                                                                                             --------------
     Class B-2 Base Principal Distribution remaining unpaid                                              --
     Class B-2 Note Principal Balance after distribution on Payment Date                         652,839.35

REMAINING AVAILABLE FUNDS                                                                         83,096.76

CLASS B-3 BASE PRINCIPAL DISTRIBUTION

     Class B-3 Note Principal Balance as of preceding Payment Date                             1,388,775.72
     Class B-3 Base Principal Distribution due                                                    83,096.76
     Class B-3 Base Principal Distribution paid                                                   83,096.76
                                                                                             --------------
     Class B-3 Base Principal Distribution remaining unpaid                                            0.00
     Class B-3 Note Principal Balance after distribution on Payment Date                       1,305,678.96

REMAINING AVAILABLE FUNDS                                                                                --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)

     Indenture Trustee Expenses unpaid per above                                                         --
     Remaining Indenture Trustee Expenses paid                                                           --
                                                                                             --------------
     Remaining Indenture Trustee Expenses unpaid                                                         --

REMAINING AVAILABLE FUNDS                                                                                --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT

     Other Amounts Due Servicer under Servicing Agreement due                                            --
     Other Amounts Due Servicer under Servicing Agreement paid                                           --
                                                                                             --------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                               --

REMAINING AVAILABLE FUNDS                                                                                --

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                        --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2001


CALCULATION OF BASE PRINCIPAL AMOUNT

      ADCPB, beginning of Collection Period                                             75,434,150.50
      ADCPB, end of Collection Period                                                   71,403,957.59
                                                                                        -------------
      Base Principal Amount                                                              4,030,192.91

UNREIMBURSED SERVICING ADVANCES

      Unreimbursed Servicing Advances from previous Collection Period                    3,379,264.59
      Servicing Advances collected during the current Collection Period                  3,376,575.52
                                                                                        -------------
      Unreimbursed Servicing Advances as of current Determination Date                       2,689.07


CALCULATION OF INTEREST DUE

                  Beginning                              Current                             Total
                  Principal           Interest           Interest          Overdue         Interest
  Class            Balance              Rate               Due            Interest            Due
---------      ---------------    ---------------    ---------------   ---------------   ---------------
Class A-1                   --             5.2150%                --                --                --
Class A-2                   --             5.4900%                --                --                --
Class A-3                   --             5.4500%                --                --                --
Class A-4        63,883,681.34             5.6280%        299,614.47                --        299,614.47
Class B-1         1,388,775.71             7.3400%          8,494.68                --          8,494.68
Class B-2           694,387.73             9.5100%          5,503.02                --          5,503.02
Class B-3         1,388,775.72             6.2420%          7,223.95                --          7,223.95
               ---------------    ---------------    ---------------   ---------------   ---------------
                 67,355,620.50             5.7160%        320,836.11                --        320,836.11

CALCULATION OF PRINCIPAL DUE

                   Base              Base                           Total
                 Principal        Principal        Overdue        Principal
  Class         Amount Pct.         Amount        Principal          Due
----------     -------------    -------------   -------------   -------------
Class A               94.845%    3,822,451.01              --    3,822,451.01
Class B-1              2.062%       83,096.76              --       83,096.76
Class B-2              1.031%       41,548.37              --       41,548.37
Class B-3              2.062%       83,096.76              --       83,096.76
                                -------------   -------------   -------------
                                 4,030,192.91              --    4,030,192.91



CALCULATION OF SERVICER FEE

      ADCPB as of the prior Calculation Date                                                       75,434,150.50
      Servicer Fee Rate                                                                                    0.500%
      One-twelfth                                                                                           1/12
                                                                                                  --------------
      Servicer Fee due current period                                                                  31,430.90
      Prior Servicer Fee arrearage                                                                            --
                                                                                                  --------------
      Servicer Fee due                                                                                 31,430.90

CALCULATION OF PREMIUM AMOUNT

      Class A Principal Amount as of the immediately preceding Collection Period                   63,883,681.34
      Premium Rate                                                                                         0.140%
      One-twelfth                                                                                           1/12
                                                                                                  --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2001


      Premium Amount due Current Period                                                                 7,453.10
      Prior Premium Amount arrearage                                                                          --
                                                                                                  --------------
      Total Premium Amount due                                                                          7,453.10

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)

      Indenture Trustee Fee (per Payment Date)                                                            416.67
      Prior Indenture Trustee Fee arrearage                                                                   --
                                                                                                  --------------
      Total Indenture Trustee Fee due                                                                     416.67

INDENTURE TRUSTEE EXPENSES

      Indenture Trustee Expenses due                                                                          --
      Prior Indenture Trustee Expenses arrearage                                                              --
                                                                                                  --------------
      Total Indenture Trustee Expenses due                                                                    --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT

      Other Amounts Due Servicer under Servicing Agreement - current period                                   --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                  --
                                                                                                  --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                              --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 2001




RESTRICTING EVENT DETERMINATION:
                                                                                                                            Yes/No
                                                                                                                            ------
     A) Event of Servicer Termination (Yes/No)                                                                                No
     B) Note Insuer has Made a Payment (Yes/No)                                                                               No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                          No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                                       No


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                                            Yes/No
                                                                                                                            ------
         A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the Indenture
when due; and,                                                                                                                No

         B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposit in the
Collection Account of (y) on the                                                                                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                  Event                                                                                         Yes/No
     -------                  -----                                                                                         ------
     6.01(i)       Failure to make payment required                                                                           No

     6.01(ii)      Failure to submit Monthly Statement                                                                        No

     6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                                        No

     6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                                              No

     6.01(v)       Servicer files a voluntary petition for bankruptcy                                                         No

     6.01(vi)      Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days       No

     6.01(vii)     Assignment by Servicer to a delegate its rights under Servicing Agreement                                  No

     6.01(viii)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.                               No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED AUGUST 1, 2001


Gross Charge Event Calculation:

                                                                         Result
                                                                    ---------------
Gross Charge Off Ratio Current Period                                          1.30%
Gross Charge Off Ratio Prior Period                                            1.29%
Gross Charge Off Ratio Second Prior Period                                    -1.20%
                                                                    ---------------
Average of Gross Charge Off Ratio for Three Periods                            0.46%
Maximum Allowed                                                                2.50%

    Gross Charge Off Ratio:

                               ADCPB of                                                      Gross Charge Off
                            All Defaulted        Less                       End of Month    Ratio Charge Offs/
                              Contracts       Recoveries     Charge Offs       ADCPB              ADCPB
                            -------------   -------------   -------------   -------------   -----------------
Current Period                 376,951.58      299,801.89       77,149.69   71,403,957.59                1.30%
Prior Period                   157,137.11       75,901.93       81,235.18   75,434,150.50                1.29%
Second Prior Period             70,244.65      149,520.40      -79,275.75   79,427,007.67               -1.20%


Delinquency Event Calculation:

                                                                        Results
                                                                    ---------------
    Delinquency Trigger Ratio Current Period                                   6.99%
    Delinquency Trigger Ratio Prior Period                                     6.63%
    Delinquency Trigger Ratio Second Prior Period                              5.75%
                                                                    ---------------
    Average of Delinquency Trigger Ratios                                      6.45%
    Maximum Allowed                                                            7.50%


    Delinquency Trigger Ratio:

                                     A                  B                   A/B
                                     -                  -                   ---
                                  ADCPB of           ADCPB of
                             Contract > 30 Days    All Contracts    Delinquency Trigger
                                  Past Due        As of Month-End          Ratio:
                             ------------------   ---------------   -------------------
Current Period                   4,990,374.55       71,403,957.58                6.99%
Prior Period                     4,997,561.59       75,434,150.50                6.63%
Second Prior Period              4,672,567.83       81,269,622.37                5.75%


                                   ADCPB         Delinquency Ratio
                             ------------------  -----------------
    Current                          66,413,583              93.01%
    31-60 Days Past Due               2,859,514               4.00%
    61-90 Days Past Due                 983,097               1.38%
    91+ Days Past Due                 1,147,764               1.61%
                             ------------------  -----------------
    TOTAL                            71,403,958             100.00%

Substitution Limits

ADCPB as of Cut-Off Date                                      269,284,343.00
Maximum Substitution (10% of Initial)                          26,928,434.30

Prior month Cumulative ADCPB Substituted                        6,738,573.14
Current month ADCPB Substituted                                 2,419,013.57
                                                             ---------------
Cumulative ADCPB Substituted                                    9,157,586.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2001


Available Amount to Note Holders:                                                              5,311,058.01

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)          Initial Unpaid Amounts inadvertantly deposited in Collection Account                        --
(ii)         Indemnity Payments paid inadvertantly deposited in Collection Account                       --
(iii)        Aggregate of:
             (a) Unreimbursed Servicer Advances                                                    7,139.83
             (b) Servicer Fees from current and prior Collection Period                           44,390.24
             (c) Servicing Charges inadvertantly deposited in Collection Account                         --
(iv)         Premium Amount due on Payment Date and unpaid Premium Amounts                        13,372.47
(v)          Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(vi)         Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --
(vii)        Class A-1 through A-4 Note Interest on a pari passu basis:
             Class A-1 Note Interest                                                                     --
             Class A-2 Note Interest                                                                     --
             Class A-3 Note Interest                                                              34,980.61
             Class A-4 Note Interest                                                             401,672.54

(viii)       Class B-1 Note Interest                                                              10,980.38
(ix)         Class B-2 Note Interest                                                               8,297.58
(x)          Class B-3 Note Interest                                                               6,569.95
(xi)         Class A Base Principal Distribution Amount plus Class A Overdue Principal
             Class A-1 Principal Distribution Amount                                                     --
             Class A-2 Principal Distribution Amount                                                     --
             Class A-3 Principal Distribution Amount                                           4,562,599.89
             Class A-4 Principal Distribution Amount                                                     --
(xii)        Note Insurer Reimbursement Amount                                                           --
(xiii)       Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal        99,186.96
(xiv)        Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal        49,593.48
(xv)         Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal        61,991.85
(xvi)        Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xvii)       Other Amounts Due Servicer under Servicing Agreement                                        --
(xviii)      Remaining Amount to Residual Holder                                                   9,865.57


             Reviewed By:


             -------------------------------------------------------------------
             E. Roger Gebhart
             COO/ EVP Capital Markets & Treasurer

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001


AVAILABLE FUNDS

     Collection Account balance, as of July 31, 2001                                              887,283.58
     Add: Investment earnings on amounts in Collection Account                                      3,511.39
     Add: Payments due Collection Account from last 3 business days of Collection Period                  --
     Less: Amounts inadvertantly deposited into collection account                                226,918.61
     Add: Additional contribution for terminated trade-ups and rebooked leases                            --
     Add: Servicer Advance on current Determination Date                                        4,647,181.65
                                                                                             ---------------
     Available Funds on Payment Date                                                            5,311,058.01

INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                      --
                                                                                             ---------------

REMAINING AVAILABLE FUNDS                                                                       5,311,058.01

INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                             ---------------

REMAINING AVAILABLE FUNDS                                                                       5,311,058.01

UNREIMBURSED SERVICER ADVANCES

     Unreimbursed Servicer Advances due                                                             7,139.83
     Unreimbursed Servicer Advances paid                                                            7,139.83
                                                                                             ---------------
     Unreimbursed Servicer Advances remaining unpaid                                                      --
                                                                                             ---------------

REMAINING AVAILABLE FUNDS                                                                       5,303,918.18

SERVICER FEES

     Servicer Fees due                                                                             44,390.24
     Servicer Fees paid                                                                            44,390.24
                                                                                             ---------------
     Servicer Fees remaining unpaid                                                                       --
                                                                                             ---------------

REMAINING AVAILABLE FUNDS                                                                       5,259,527.94

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                            --
                                                                                             ---------------

REMAINING AVAILABLE FUNDS                                                                       5,259,527.94

PREMIUM AMOUNT

     Premium Amount due                                                                            13,372.47
     Premium Amount paid                                                                           13,372.47
                                                                                             ---------------
     Premium Amount remaining unpaid                                                                      --
                                                                                             ---------------

REMAINING AVAILABLE FUNDS                                                                       5,246,155.47

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES

     Indenture Trustee Fee due                                                                        416.67
     Indenture Trustee Fee paid                                                                       416.67
                                                                                             ---------------
     Indenture Trustee Fee remaining unpaid                                                               --
                                                                                             ---------------

REMAINING AVAILABLE FUNDS                                                                       5,245,738.81

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)

     Total Indenture Trustee Expenses due                                                                 --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                            75,000.00
                                                                                             ---------------
     Total Indenture Trustee Expenses paid                                                                --
                                                                                             ---------------
     Indenture Trustee Expenses unpaid                                                                    --

REMAINING AVAILABLE FUNDS                                                                       5,245,738.81

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:

     Class A-1 Note Interest                                                                              --
     Class A-2 Note Interest                                                                              --
     Class A-3 Note Interest                                                                       34,980.61
     Class A-4 Note Interest                                                                      401,672.54
                                                                                             ---------------
     Total Class A Interest due                                                                   436,653.15
                                                                                             ---------------
REMAINING AVAILABLE FUNDS                                                                       4,809,085.66

CLASS B-1 NOTE INTEREST

     Class B-1 Note Interest due                                                                   10,980.38
     Class B-1 Note Interest paid                                                                  10,980.38
                                                                                             ---------------
     Class B-1 Note Interest remaining unpaid                                                             --
                                                                                             ---------------

REMAINING AVAILABLE FUNDS                                                                       4,798,105.28

CLASS B-2 NOTE INTEREST

     Class B-2 Note Interest due                                                                    8,297.58
     Class B-2 Note Interest paid                                                                   8,297.58
                                                                                             ---------------
     Class B-2 Note Interest remaining unpaid                                                             --
                                                                                             ---------------

REMAINING AVAILABLE FUNDS                                                                       4,789,807.71

CLASS B-3 NOTE INTEREST

     Class B-3 Note Interest due                                                                    6,569.95
     Class B-3 Note Interest paid                                                                   6,569.95
                                                                                             ---------------
     Class B-3 Note Interest remaining unpaid                                                             --
                                                                                             ---------------

REMAINING AVAILABLE FUNDS                                                                       4,783,237.75

CLASS A BASE PRINCIPAL DISTRIBUTION

     Class A Base Principal Distribution Amount due                                             4,562,599.89
     Class A Note Principal Balance as of preceding Payment Date                               91,696,930.88
                                                                                             ---------------
     Class A Base Principal Distribution Amount paid                                            4,562,599.89
                                                                                             ---------------
     Class A Base Principal Distribution Amount remaining unpaid                                          --

     Class A-1 Note Principal Balance as of preceding Payment Date                                        --
     Class A-1 Base Principal Distribution Amount paid                                                    --
                                                                                             ---------------
     Class A-1 Note Principal Balance after distribution on Payment Date                                  --

     Remaining Class A Base Principal Distribution Amount                                       4,562,599.89
                                                                                             ---------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                        --
     Class A-2 Base Principal Distribution Amount paid                                                    --
                                                                                             ---------------
     Class A-2 Note Principal Balance after distribution on Payment Date                                  --

     Remaining Class A Base Principal Distribution Amount                                       4,562,599.89
                                                                                             ---------------

     Class A-3 Note Principal Balance as of preceding Payment Date                              7,577,027.88
     Class A-3 Base Principal Distribution Amount paid                                          4,562,599.89
                                                                                             ---------------
     Class A-3 Note Principal Balance after distribution on Payment Date                        3,014,427.99

     Remaining Class A Base Principal Distribution Amount                                                 --
                                                                                             ---------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001


     Class A-4 Note Principal Balance as of preceding Payment Date                             84,119,903.00
     Class A-4 Base Principal Distribution Amount paid                                                    --
                                                                                             ---------------
     Class A-4 Note Principal Balance after distribution on Payment Date                       84,119,903.00

REMAINING AVAILABLE FUNDS                                                                         220,637.87

NOTE INSURER REIMBURSEMENT AMOUNT

     Note Insuer Reimbursement Amount due                                                                 --
     Note Insuer Reimbursement Amount paid                                                                --
                                                                                             ---------------
     Note Insuer Reimbursement Amount remaining unpaid                                                    --

REMAINING AVAILABLE FUNDS                                                                         220,637.87

CLASS B-1 BASE PRINCIPAL DISTRIBUTION

     Class B-1 Note Principal Balance as of preceding Payment Date                              1,993,411.71
     Class B-1 Base Principal Distribution due                                                     99,186.96
     Class B-1 Base Principal Distribution paid                                                    99,186.96
                                                                                             ---------------
     Class B-1 Base Principal Distribution remaining unpaid                                               --
     Class B-1 Note Principal Balance after distribution on Payment Date                        1,894,224.75

REMAINING AVAILABLE FUNDS                                                                         121,450.91

CLASS B-2 BASE PRINCIPAL DISTRIBUTION

     Class B-2 Note Principal Balance as of preceding Payment Date                                996,705.85
     Class B-2 Base Principal Distribution due                                                     49,593.48
     Class B-2 Base Principal Distribution paid                                                    49,593.48
                                                                                             ---------------
     Class B-2 Base Principal Distribution remaining unpaid                                               --
     Class B-2 Note Principal Balance after distribution on Payment Date                          947,112.37

REMAINING AVAILABLE FUNDS                                                                          71,857.43

CLASS B-3 BASE PRINCIPAL DISTRIBUTION

     Class B-3 Note Principal Balance as of preceding Payment Date                              1,245,882.32
     Class B-3 Base Principal Distribution due                                                     61,991.85
     Class B-3 Base Principal Distribution paid                                                    61,991.85
                                                                                             ---------------
     Class B-3 Base Principal Distribution remaining unpaid                                               --
     Class B-3 Note Principal Balance after distribution on Payment Date                        1,183,890.47

REMAINING AVAILABLE FUNDS                                                                           9,865.57

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)

     Indenture Trustee Expenses unpaid per above                                                          --
     Remaining Indenture Trustee Expenses paid                                                            --
                                                                                             ---------------
     Remaining Indenture Trustee Expenses unpaid                                                          --

REMAINING AVAILABLE FUNDS                                                                           9,865.57

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT

     Other Amounts Due Servicer under Servicing Agreement due                                             --
     Other Amounts Due Servicer under Servicing Agreement paid                                            --
                                                                                             ---------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                --

REMAINING AVAILABLE FUNDS                                                                           9,865.57

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                   9,865.57

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED AUGUST 1, 2001




                        Initial        Beginning         Base         Additional        Total          Ending           Ending
                       Principal       Principal       Principal      Principal       Principal       Principal       Certificate
   Class                Balance         Balance      Distribution    Distribution    Distribution      Balance           Factor
-------------      ---------------   -------------   -------------   -------------   -------------   -------------   ---------------
Class A-1            70,688,994.00              --              --              --              --              --         0.0000000
Class A-2            57,258,085.00              --              --              --              --              --         0.0000000
Class A-3            48,068,516.00    7,577,027.88    4,562,599.89              --    4,562,599.89    3,014,427.99         0.0627111
Class A-4            84,119,903.00   84,119,903.00              --              --              --   84,119,903.00         1.0000000
                   ---------------   -------------   -------------   -------------   -------------   -------------   ---------------
Total Class A       260,135,498.00   91,696,930.88    4,562,599.89              --    4,562,599.89   87,134,330.99         0.3349575
Class B-1             5,655,120.00    1,993,411.71       99,186.96              --       99,186.96    1,894,224.75         0.3349575
Class B-2             2,827,560.00      996,705.85       49,593.48              --       49,593.48      947,112.37         0.3349575
Class B-3             3,534,450.00    1,245,882.32       61,991.85              --       61,991.85    1,183,890.47         0.3349575
                   ---------------   -------------   -------------   -------------   -------------   -------------
Total               272,152,628.00   95,932,930.76    4,773,372.18              --    4,773,372.18   91,159,558.58

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2001




CALCULATION OF BASE PRINCIPAL AMOUNT


      ADCPB, beginning of Collection Period                                    106,536,568.85
      ADCPB, end of Collection Period                                          101,763,196.67
      Base Principal Amount                                                      4,773,372.18

UNREIMBURSED SERVICING ADVANCES

      Unreimbursed Servicing Advances from previous Collection Period            4,740,281.78
      Servicing Advances collected during the current Collection Period          4,733,141.95
                                                                              ---------------
      Unreimbursed Servicing Advances as of current Determination Date               7,139.83

CALCULATION OF INTEREST DUE

                  Beginning                              Current                               Total
                  Principal          Interest           Interest           Overdue           Interest
 Class             Balance              Rate               Due             Interest             Due
---------      ---------------    ---------------    ---------------   ---------------   ---------------
Class A-1                   --             4.9670%                --                --                --
Class A-2                   --             5.4500%                --                --                --
Class A-3         7,577,027.88             5.5400%         34,980.61                --         34,980.61
Class A-4        84,119,903.00             5.7300%        401,672.54                --        401,672.54
Class B-1         1,993,411.71             6.6100%         10,980.38                --         10,980.38
Class B-2           996,705.85             9.9900%          8,297.58                --          8,297.58
Class B-3         1,245,882.32             6.3280%          6,569.95                --          6,569.95
               ---------------    ---------------    ---------------   ---------------   ---------------
                 95,932,930.76             5.7853%        462,501.05                --        462,501.05

CALCULATION OF PRINCIPAL DUE

                      Base               Base                                Total
                   Principal           Principal         Overdue           Principal
  Class           Amount Pct.           Amount          Principal             Due
-----------     ---------------    ---------------   ---------------   ---------------
Class A                  95.584%      4,562,599.89                --      4,562,599.89
Class B-1                 2.078%         99,186.96                --         99,186.96
Class B-2                 1.039%         49,593.48                --         49,593.48
Class B-3                 1.299%         61,991.85                --         61,991.85
                                   ---------------   ---------------   ---------------
                                      4,773,372.18                --      4,773,372.18

CALCULATION OF SERVICER FEE


      ADCPB as of the prior Calculation Date                                             106,536,568.85
      Servicer Fee Rate                                                                           0.500%
      One-twelfth                                                                                  1/12
                                                                                        ---------------
      Servicer Fee due current period                                                         44,390.24
      Prior Servicer Fee arrearage                                                                   --
                                                                                        ---------------
      Servicer Fee due                                                                        44,390.24

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2001



CALCULATION OF PREMIUM AMOUNT

      Class A Principal Amount as of the immediately preceding Collection Period          91,696,930.88
      Premium Rate                                                                                0.175%
      One-twelfth                                                                                  1/12
                                                                                        ---------------
      Premium Amount due Current Period                                                       13,372.47
      Prior Premium Amount arrearage                                                                 --
                                                                                        ---------------
      Total Premium Amount due                                                                13,372.47

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)

      Indenture Trustee Fee (per Payment Date)                                                   416.67
      Prior Indenture Trustee Fee arrearage                                                          --
                                                                                        ---------------
      Total Indenture Trustee Fee due                                                            416.67

INDENTURE TRUSTEE EXPENSES

      Indenture Trustee Expenses due                                                                 --
      Prior Indenture Trustee Expenses arrearage                                                     --
                                                                                        ---------------
      Total Indenture Trustee Expenses due                                                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT

      Other Amounts Due Servicer under Servicing Agreement - current period                          --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                         --
                                                                                        ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                     --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 2001




RESTRICTING EVENT DETERMINATION:
                                                                                                                  Yes/No
                                                                                                                  ------
     A) Event of Servicer Termination (Yes/No)                                                                       No
     B) Note Insurer has Made a Payment (Yes/No)                                                                     No
     C) Gross Charge Off Event has Occurred (Yes/No)                                                                 No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                                              No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                   Yes/No
                                                                                   ------
         A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the Indenture
when due; and,                                                                        No

         B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment
Date to the extent that sufficient Available Funds are on deposit in the
Collection Account of (y) on the                                                      No


EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

     Section                     Event                                                                            Yes/No
     ---------                   ------                                                                           ------
     6.01(i)       Failure to make payment required                                                                  No
     6.01(ii)      Failure to submit Monthly Statement                                                               No
     6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                               No
     6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                                     No
     6.01(v)       Servicer files a voluntary petition for bankruptcy                                                No
     6.01(vi)      Petition under bankruptcy laws against Servicer is not
                   stayed, withdrawn or dismissed within 60 days                                                     No
     6.01(vii)     Assignment by Servicer to a delegate its rights under Servicing Agreement                         No
     6.01(viii)    Servicer Trigger Event as contained in the Insurance Agreement has occurred.                      No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED AUGUST 1, 2001


Gross Charge Event Calculation:

                                                                                                    Result
                                                                                                    ------
     Gross Charge Off Ratio Current Period                                                           0.19%
     Gross Charge Off Ratio Prior Period                                                             0.27%
     Gross Charge Off Ratio Second Prior Period                                                     (0.29)%
     Average of Gross Charge Off Ratio for Three Periods                                             0.06%
     Maximum Allowed                                                                                 2.50%


     Gross Charge Off Ratio:

                                 ADCPB of                                                           Gross Charge Off
                             All Defaulted         Less                            End of Month    Ratio: Charge Offs/
                               Contracts        Recoveries        Charge Offs         ADCPB              ADCPB
                            ---------------   ---------------   ---------------   ---------------  -------------------
Current Period                   108,342.50         92,267.60         16,074.90    101,763,196.67              0.19%
Prior Period                     145,562.29        122,001.51         23,560.78    106,536,568.85              0.27%
Second Prior Period               49,041.26         75,559.99        (26,518.73)   111,082,478.46             (0.29)%


Delinquency Event Calculation:

                                                                                                    Result
                                                                                                    ------
     Delinquency Trigger Ratio Current Period                                                         5.86%
     Delinquency Trigger Ratio Prior Period                                                           4.67%
     Delinquency Trigger Ratio Second Prior Period                                                    5.00%
                                                                                                    -------
     Average of Delinquency Trigger Ratios                                                            5.18%
     Maximum Allowed                                                                                  7.50%

     Delinquency Trigger Ratio:


                                    A                   B                    A/B
                                    -                   -                    ---
                                 ADCPB of             ADCPB of
                             Contract > 30 Days    All Contracts     Delinquency Trigger
                                 Past Due         As of Month-End          Ratio:
                             ------------------   ---------------    -------------------
Current Period                   5,965,014.80      101,763,196.67                5.86%
Prior Period                     4,972,786.83      106,536,568.85                4.67%
Second Prior Period              5,710,739.44      114,128,504.05                5.00%


                                   ADCPB         Delinquency Ratio
                              ---------------    -----------------
Current                            95,798,182               94.14%
31-60 Days Past Due                 3,476,529                3.42%
61-90 Days Past Due                   969,011                0.95%
91+ Days Past Due                   1,519,474                1.49%
                              ---------------     ---------------
TOTAL                             101,763,197              100.00%


Substitution Limits

ADCPB as of Cut-Off Date                                     226,204,781.43
ADCPB added during Prefunding period                          56,551,485.09
                                                            ---------------
Total Initial ADCPB                                          282,756,266.53
Maximum Substitution (10% of Initial)                         28,275,626.65

Prior month Cumulative ADCPB Substituted                      20,731,426.66
Current month ADCPB Substituted                                1,883,077.81
                                                            ---------------
Cumulative ADCPB Substituted                                  22,614,504.47

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2001


Available Amount to Note Holders:                                                          3,746,635.33
Reserve Account balance, beginning                                                           347,285.24

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)     Initial Unpaid Amounts inadvertantly deposited in Collection Account                         --
(ii)    Indemnity Payments paid inadvertantly deposited in Collection Account                        --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                   2,551.24
          (b) Servicer Fees from current and prior Collection Period                          42,428.69
          (c) Servicing Charges inadvertantly deposited in Collection Account                        --
(iv)    Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees              416.67
(v)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                --

(vi)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                    --
          Class A-2 Note Interest                                                                    --
          Class A-3 Note Interest                                                             84,500.40
          Class A-4 Note Interest                                                            360,555.57
(vii)   Class B Note Interest                                                                 61,800.83
(viii)  Class C Note Interest                                                                 46,063.09
(ix)    Class D Note Interest                                                                 14,061.82

(x)     Class A Base Principal Distribution Amount
          Class A-1 Principal Distribution Amount                                                    --
          Class A-2 Principal Distribution Amount                                                    --
          Class A-3 Principal Distribution Amount                                          2,916,332.21
          Class A-4 Principal Distribution Amount                                                    --
(xi)    Class B Base Principal Distribution Amount                                           275,628.96
(xii)   Class C Base Principal Distribution Amount                                           186,716.39
(xiii)  Class D Base Principal Distribution Amount                                            44,456.28
(xv)    Class E Note Interest                                                                 10,395.62
(xvi)   Class E Principal Distribution Amount                                                 48,012.79
(xviii) Reserve Account Reimbursement/(Withdrawal)                                          (347,285.24)
(xix)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)             (0.00)
(xx)    Remaining Amount to Residual Holder                                                        0.00


Reserve Account balance, ending                                                                   (0.00)

Disbursements from Reserve Account:
        Interest earned on Reserve Account to Residual Holder                                        --

        Reviewed By:

        ----------------------------------------------------------------------
        E. ROGER GEBHART
        COO/ EVP CAPITAL MARKETS & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001

AVAILABLE FUNDS
     Collection Account balance, as of July 31, 2001                                             755,953.71
     Add: Investment earnings on amounts in Collection Account                                     3,632.89
     Add: Payments due Collection Account from last 3 business days of Collection Period         123,554.95
     Less: Amounts inadvertantly deposited into collection account                                       --
     Add: Additional contribution for terminated trade-ups and rebooked leases                           --
     Add: Servicer Advance on current Determination Date                                       2,863,493.78
                                                                                              -------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                           3,746,635.33
     Reserve Account balance                                                                     347,285.24
                                                                                              -------------
     TOTAL AVAILABLE FUNDS                                                                     4,093,920.57

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                     --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,093,920.57

Indemnity Payments paid inadvertantly deposited in Collection Account                                    --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,093,920.57

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                            2,551.24
     Unreimbursed Servicer Advances paid                                                           2,551.24
                                                                                              -------------
       Unreimbursed Servicer Advances remaining unpaid                                                   --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,091,369.33

SERVICER FEES
     Servicer Fees due                                                                            42,428.69
     Servicer Fees paid                                                                           42,428.69
                                                                                              -------------
       Servicer Fees remaining unpaid                                                                    --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,048,940.64
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                           --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,048,940.64
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                       416.67
     Indenture Trustee Fee paid                                                                      416.67
                                                                                              -------------
       Indenture Trustee Fee remaining unpaid                                                            --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    4,048,523.97

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                                --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                           75,000.00
                                                                                              -------------
     Total Indenture Trustee Expenses paid                                                               --
                                                                                              -------------
       Indenture Trustee Expenses unpaid                                                                 --
  REMAINING AVAILABLE FUNDS                                                                    4,048,523.97

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001



CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                             --
     Class A-2 Note Interest                                                                             --
     Class A-3 Note Interest                                                                      84,500.40
     Class A-4 Note Interest                                                                     360,555.57
       Total Class A Interest due                                                                445,055.98
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,603,468.00

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                    61,800.83
     Class B Note Interest paid                                                                   61,800.83
                                                                                              -------------
       Class B Note Interest remaining unpaid                                                            --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,541,667.16

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                    46,063.09
     Class C Note Interest paid                                                                   46,063.09
                                                                                              -------------
       Class C Note Interest remaining unpaid                                                            --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,495,604.07

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                    14,061.82
     Class D Note Interest paid                                                                   14,061.82
                                                                                              -------------
       Class D Note Interest remaining unpaid                                                            --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                    3,481,542.25

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                            2,903,577.09
     Class A Note Principal Balance as of preceding Payment Date                              77,121,031.87
                                                                                              -------------
     Class A Base Principal Distribution Amount paid                                           2,903,577.09
                                                                                              -------------
       Class A Base Principal Distribution Amount remaining unpaid                                       --
     Class A-1 Note Principal Balance as of preceding Payment Date                                       --
     Class A-1 Base Principal Distribution Amount paid                                                   --
                                                                                              -------------
       Class A-1 Note Principal Balance after distribution                                               --
                                                                                              -------------
     Remaining Class A Base Principal Distribution Amount                                      2,903,577.09
                                                                                              -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                       --
     Class A-2 Base Principal Distribution Amount paid                                                   --
                                                                                              -------------
       Class A-2 Note Principal Balance after distribution                                               --
     Remaining Class A Base Principal Distribution Amount                                      2,903,577.09
                                                                                              -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                            15,134,400.87
     Class A-3 Base Principal Distribution Amount paid                                         2,903,577.09
                                                                                              -------------
       Class A-3 Note Principal Balance after distribution                                    12,230,823.77
     Remaining Class A Base Principal Distribution Amount                                                --
                                                                                              -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                            61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                                   --
                                                                                              -------------
       Class A-4 Note Principal Balance after distribution                                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                      577,965.16

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                              10,186,950.70
     Class B Base Principal Distribution due                                                     274,423.44
     Class B Base Principal Distribution paid                                                    274,423.44
                                                                                              -------------
       Class B Base Principal Distribution remaining unpaid                                              --
       Class B Note Principal Balance after distribution on Payment Date                       9,912,527.26
  REMAINING AVAILABLE FUNDS                                                                      303,541.71

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                               6,900,837.67
     Class C Base Principal Distribution due                                                     185,899.75
     Class C Base Principal Distribution paid                                                    185,899.75
                                                                                              -------------
       Class C Base Principal Distribution remaining unpaid                                              --
       Class C Note Principal Balance after distribution on Payment Date                       6,714,937.92
  REMAINING AVAILABLE FUNDS                                                                      117,641.96

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                               1,643,056.02
     Class D Base Principal Distribution due                                                      44,261.85
     Class D Base Principal Distribution paid                                                     44,261.85
                                                                                              -------------
       Class D Base Principal Distribution remaining unpaid                                              --
       Class D Note Principal Balance after distribution on Payment Date                       1,598,794.17
  REMAINING AVAILABLE FUNDS                                                                       73,380.11

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                               --
     Class A-1 Reallocated Principal Distribution                                                        --
                                                                                              -------------
       Class A-1 Note Principal Balance after Reallocation                                               --
  Remaining Available Funds                                                                       73,380.11
                                                                                              -------------
     Class A-2 Note Principal Balance after Base Principal                                               --
     Class A-2 Reallocated Principal Distribution                                                        --
                                                                                              -------------
       Class A-2 Note Principal Balance after Reallocation                                               --
  Remaining Available Funds                                                                       73,380.11
                                                                                              -------------
     Class A-3 Note Principal Balance after Base Principal                                    12,230,823.77
     Class A-3 Reallocated Principal Distribution                                                        --
                                                                                              -------------
       Class A-3 Note Principal Balance after Reallocation                                    12,230,823.77
  Remaining Available Funds                                                                       73,380.11
                                                                                              -------------
     Class A-4 Note Principal Balance after Base Principal                                    61,986,631.00
     Class A-4 Reallocated Principal Distribution                                                        --
                                                                                              -------------
       Class A-4 Note Principal Balance after Reallocation                                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                       73,380.11

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                       9,912,527.26
     Class B Reallocated Principal Distribution paid                                                     --
                                                                                              -------------
       Class B Note Principal Balance after Reallocation                                       9,912,527.26
  REMAINING AVAILABLE FUNDS                                                                       73,380.11

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001

CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                       6,714,937.92
     Class C Reallocated Principal Distribution paid                                                     --
                                                                                              -------------
       Class C Note Principal Balance after Reallocation                                       6,714,937.92
  REMAINING AVAILABLE FUNDS                                                                       73,380.11

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                       1,598,794.17
     Class D Reallocated Principal Distribution paid                                                     --
       Class D Note Principal Balance after Reallocation                                       1,598,794.17
  REMAINING AVAILABLE FUNDS                                                                       73,380.11

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                    10,395.62
     Class E Note Interest paid                                                                   10,395.62
                                                                                              -------------
       Class E Note Interest remaining unpaid                                                            --
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                       62,984.49

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                               1,774,501.06
     Class E Base Principal Distribution due                                                      47,802.79
     Class E Base Principal Distribution paid                                                     47,802.79
                                                                                              -------------
       Class E Base Principal Distribution remaining unpaid                                              --
       Class E Note Principal Balance after distribution on Payment Date                       1,726,698.26
  REMAINING AVAILABLE FUNDS                                                                       15,181.70

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                       1,726,698.26
     Class E Reallocated Principal Distribution paid                                                     --
       Class E Note Principal Balance after Reallocation                                       1,726,698.26
  REMAINING AVAILABLE FUNDS                                                                       15,181.70

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                        --
     Class A-1 Supplemental Principal Distribution                                                       --
                                                                                              -------------
       Class A-1 Note Principal Balance after Supplemental                                               --
  Remaining Available Funds                                                                       15,181.70
                                                                                              -------------
     Class A-2 Note Principal Balance after Reallocated Principal                                        --
     Class A-2 Supplemental Principal Distribution                                                       --
                                                                                              -------------
       Class A-2 Note Principal Balance after Supplemental                                               --
  Remaining Available Funds                                                                       15,181.70
                                                                                              -------------
     Class A-3 Note Principal Balance after Reallocated Principal                             12,230,823.77
     Class A-3 Supplemental Principal Distribution                                                12,755.12
                                                                                              -------------
       Class A-3 Note Principal Balance after Supplemental                                    12,218,068.66
  Remaining Available Funds                                                                        2,426.58
                                                                                              -------------
     Class A-4 Note Principal Balance after Reallocated Principal                             61,986,631.00
     Class A-4 Supplemental Principal Distribution                                                       --
                                                                                              -------------
       Class A-4 Note Principal Balance after Supplemental                                    61,986,631.00
  REMAINING AVAILABLE FUNDS                                                                        2,426.58

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001

CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                                9,912,527.26
     Class B Supplemental Principal Distribution paid                                              1,205.51
                                                                                              -------------
       Class B Note Principal Balance after Supplemental                                       9,911,321.74
  REMAINING AVAILABLE FUNDS                                                                        1,221.07

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                                6,714,937.92
     Class C Supplemental Principal Distribution paid                                                816.64
                                                                                              -------------
       Class C Note Principal Balance after Supplemental                                       6,714,121.28
  REMAINING AVAILABLE FUNDS                                                                          404.43

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                                1,598,794.17
     Class D Supplemental Principal Distribution paid                                                194.44
                                                                                              -------------
       Class D Note Principal Balance after Supplemental                                       1,598,599.73
  REMAINING AVAILABLE FUNDS                                                                          209.99

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                                1,726,698.26
     Class E Supplemental Principal Distribution paid                                                209.99
                                                                                              -------------
       Class E Note Principal Balance after Supplemental                                       1,726,488.27
  REMAINING AVAILABLE FUNDS                                                                           (0.00)

RESERVE FUND
     Required Reserve Fund Amount                                                              1,751,034.78
     Reserve Account Balance, Ending                                                                  (0.00)
     Reserve Account Deposit/(Withdrawal)                                                       (347,285.24)
                                                                                              -------------
  REMAINING AVAILABLE FUNDS                                                                              --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                         --
     Remaining Indenture Trustee Expenses paid                                                        (0.00)
                                                                                              -------------
       Remaining Indenture Trustee Expenses unpaid                                                     0.00
  REMAINING AVAILABLE FUNDS                                                                            0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                             0.00

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                              101,828,860.31
     ADCPB, end of Collection Period                                                                     98,287,912.64
                                                                                                       ---------------
       Base Principal Amount                                                                              3,540,947.67

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                                      3,142,246.01
     Servicing Advances collected during the current Collection Period                                    3,139,694.77
                                                                                                       ---------------
       Unreimbursed Servicing Advances as of current Determination Date                                       2,551.24



CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                             101,828,860.31
     Servicer Fee Rate                                                                                           0.500%
     One-twelfth                                                                                                  1/12
                                                                                                       ---------------
     Servicer Fee due current period                                                                         42,428.69
     Prior Servicer Fee arrearage                                                                                   --
                                                                                                       ---------------
     Servicer Fee due                                                                                        42,428.69


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                                   416.67
     Prior Indenture Trustee Fee arrearage                                                                          --
                                                                                                       ---------------
     Total Indenture Trustee Fee due                                                                            416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                                 --
     Prior Indenture Trustee Expenses arrearage                                                                     --
                                                                                                       ---------------
     Total Indenture Trustee Expenses due                                                                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                          --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                         --
                                                                                                       ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                                     --



AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                                       93,574,384.34                 95.20%
       31 - 60 days past due                                                        2,863,820.11                  2.91%
       61 - 90 days past due                                                          862,124.09                  0.88%
       91+ days past due                                                              987,584.10                  1.00%
                                                                                 ---------------
                                                                                   98,287,912.64

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                                       646,092.20
     Less Recoveries                                                                                        327,495.72
                                                                                                       ---------------
     Total Charge Offs for the period                                                                       318,596.48

     End of Month ADCPB                                                                                  98,287,912.64
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                             0.32%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS


                                    Beginning
                   Initial           of Period        Interest                     Interest
   Class           Balance            Balance           Rate      Interest Due       Paid
-----------     -------------      -------------      --------    ------------     ----------
    A-1         30,818,212.00               0.00        5.855%            0.00           0.00
    A-2         31,956,385.00               0.00        6.460%            0.00           0.00
    A-3         18,823,624.00      15,134,400.87        6.700%       84,500.40      84,500.40
    A-4         61,986,631.00      61,986,631.00        6.980%      360,555.57     360,555.57
-----------     -------------      -------------      --------    ------------     ----------
  Class A      143,584,852.00      77,121,031.87         6.93%      445,055.98     445,055.98
-----------     -------------      -------------      --------    ------------     ----------
     B          13,570,520.00      10,186,950.70        7.280%       61,800.83      61,800.83
     C           9,192,933.00       6,900,837.67        8.010%       46,063.09      46,063.09
     D           2,188,793.00       1,643,056.02       10.270%       14,061.82      14,061.82
     E           2,363,897.00       1,774,501.06        7.030%       10,395.62      10,395.62
-----------     -------------      -------------      --------    ------------     ----------
Total Notes    170,900,995.00      97,626,377.31         7.10%      577,377.34     577,377.34
-----------     -------------      -------------      --------    ------------     ----------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

               Beginning       (Monthly)      (Reallocated)   (Supplemental)     Total          End              Ending
               of Period       Principal        Principal       Principal       Principal     of Period        Certificate
   Class         Balance         Paid             Paid            Paid            Paid          Balance           Factor
----------    -------------   -------------   -------------   -------------   -------------   -------------   -------------

    A-1                0.00            0.00            0.00            0.00            0.00            0.00       0.0000000
    A-2                0.00            0.00            0.00            0.00            0.00            0.00       0.0000000
    A-3       15,134,400.87    2,903,577.09            0.00       12,755.12    2,916,332.21   12,218,068.66       0.6490816
    A-4       61,986,631.00            0.00            0.00            0.00            0.00   61,986,631.00       1.0000000
----------    -------------   -------------   -------------   -------------   -------------   -------------
  Class A     77,121,031.87    2,903,577.09            0.00       12,755.12    2,916,332.21   74,204,699.66
----------    -------------   -------------   -------------   -------------   -------------   -------------
     B        10,186,950.70      274,423.44            0.00        1,205.51      275,628.96    9,911,321.74       0.7303568
     C         6,900,837.67      185,899.75            0.00          816.64      186,716.39    6,714,121.28       0.7303568
     D         1,643,056.02       44,261.85            0.00          194.44       44,456.28    1,598,599.73       0.7303567
     E         1,774,501.06       47,802.79            0.00          209.99       48,012.79    1,726,488.27       0.7303568
----------    -------------   -------------   -------------   -------------   -------------   -------------
Total Notes   97,626,377.31    3,455,964.93            0.00       15,181.70    3,471,146.63   94,155,230.68
----------    -------------   -------------   -------------   -------------   -------------   -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2001



PRINCIPAL PAYMENT CALCULATION

                              Investor        Investor         Investor                       Supplemental
             (defined)         Monthly       Reallocated     Supplemental        Total         Percentage
               Class          Principal       Principal        Principal       Principal      of Principal
 Class       Percentage        Amount          Amount           Amount           Amount        Allocated
--------    ------------     ------------    ------------    ------------     ------------    ------------

   A               82.00%    2,903,577.09            0.00       12,755.12     2,916,332.21           84.02%
   B                7.75%      274,423.44            0.00        1,205.51       275,628.96            7.94%
   C                5.25%      185,899.75            0.00          816.64       186,716.39            5.38%
   D                1.25%       44,261.85            0.00          194.44        44,456.28            1.28%
   E                1.35%       47,802.79            0.00          209.99        48,012.79            1.38%
--------    ------------     ------------    ------------    ------------     ------------    ------------
                             3,455,964.93            0.00       15,181.70     3,471,146.63          100.00%
--------    ------------     ------------    ------------    ------------     ------------    ------------



FLOOR CALCULATION



              Class      Floor Hit?     Floored
 Class       Floors        (Y/N)      Prin Amount
-------    ----------    ----------   -----------

   A                                       N/A
   B               --            No    274,423.44
   C               --            No    185,899.75
   D               --            No     44,261.85
   E               --            No     47,802.79
-------    ----------    ----------    ----------


(Retained) Certificate Balance      4,202,483.00
Initial OC Percentage                       2.40%

Overcollateralization Balance (prior)             4,202,483.00
Overcollateralization Balance (current)           4,132,681.96
Cumulative Loss Amount                               56,854.18
Available Funds+Collection Account-Servicing      4,048,523.97

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 2001



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                                     Yes/No
                                                                                                                     ------
A) Failure to distribute to the Noteholders all or part of any payment of
Interest required to be made under the terms of such Notes or the Indenture when
due; and,                                                                                                              No

B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class B Maturity Date,
the Class C Maturity Date, the Class D Maturity Date, or the Class E Maturity
Date, as the case may be, on any remaining principal owed on the outstanding
Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class B
Notes, Class C Notes, Class D Notes, or Class E Notes, as the case may be.                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT



    Section                                                  Event                                                  Yes/No
    --------                                                ------                                                  -------
    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                       No
    6.01(ii)    Failure to submit Monthly Statement                                                                    No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                    No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                          No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                                     No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days   No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                              No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2001



Available Funds                                                                                      $3,204,245.68
Deposit from Reserve Account                                                                         $  122,913.25
                                                                                                     -------------
Total Available Amount to Note Holders:                                                              $3,327,158.93

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)     Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account    $        0.00
(ii)    Indemnity Payments paid inadvertently deposited in Collection Account                        $        0.00
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances (Other than current Collection Period)                  $   37,553.06
          (b) Servicer Fees from current and prior Collection Period                                 $   70,214.20
(iv)    Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                  $      416.67
(v)     Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                           $        0.00

(vi)    Class A-1 through A-2 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                    $  344,174.89
          Class A-2 Note Interest                                                                    $  644,910.00
(vii)   Class B Note Interest                                                                        $   91,243.29

(viii)  Class A Base Principal Distribution Amount
          Class A-1 Principal Distribution Amount                                                    $1,950,858.40
          Class A-2 Principal Distribution Amount                                                    $        0.00
(ix)      Class B Base Principal Distribution Amount                                                 $  157,038.30
(x)     Supplemental Interest Reserve Account addition amount                                        $   30,750.13
(xi)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                $        0.00
(xii)   Excess to Trust Certificate Holder                                                           $        0.00




             Reviewed By:

             ------------------------------------------------------------------
             E. Roger Gebhart
             COO/ EVP Capital Markets & Treasurer

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2001



AVAILABLE FUNDS
     Collection Account balance, as of July 31, 2001                                           853,722.66
     Investment earnings on amounts in Collection Account                                        4,294.62
     Payments due Collection Account from last 3 business days of Collection Period          1,059,145.25
     Servicer Advance on current Determination Date                                          1,287,083.15
     Additional Contribution for loss on termination                                                 0.00
     Deposit from Reserve Account                                                              122,913.25
     Deposit from Letter of Credit Account                                                           0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                         3,327,158.93

Initial Unpaid Amounts inadvertently deposited in Collection Account                                 0.00
  REMAINING AVAILABLE FUNDS                                                                  3,327,158.93

Indemnity Payments paid inadvertently deposited in Collection Account                                0.00
  REMAINING AVAILABLE FUNDS                                                                  3,327,158.93

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                         37,553.06
     Unreimbursed Servicer Advances paid                                                        37,553.06
                                                                                          ---------------
       Unreimbursed Servicer Advances remaining unpaid                                               0.00
  REMAINING AVAILABLE FUNDS                                                                  3,289,605.87

SERVICER FEES
     Servicer Fees due                                                                          70,214.20
     Servicer Fees paid                                                                         70,214.20
                                                                                          ---------------
       Servicer Fees remaining unpaid                                                                0.00
  REMAINING AVAILABLE FUNDS                                                                  3,219,391.68

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       0.00
  REMAINING AVAILABLE FUNDS                                                                  3,219,391.68

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                     416.67
     Indenture Trustee Fee paid                                                                    416.67
                                                                                          ---------------
       Indenture Trustee Fee remaining unpaid                                                        0.00
  REMAINING AVAILABLE FUNDS                                                                  3,218,975.01

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                            0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                                  75,000.00
     Total Indenture Trustee Expenses paid                                                           0.00
                                                                                          ---------------
       Indenture Trustee Expenses unpaid                                                             0.00
  REMAINING AVAILABLE FUNDS                                                                  3,218,975.01

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                               344,174.89
     Class A-1 Note Interest paid                                                              344,174.89
                                                                                          ---------------
       Class A-1 Interest remaining unpaid                                                           0.00
     Class A-2 Note Interest due                                                               644,910.00
     Class A-2 Note Interest paid                                                              644,910.00
                                                                                          ---------------
       Class A-2 Interest remaining unpaid                                                           0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2001




  REMAINING AVAILABLE FUNDS                                                                  2,229,890.12

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                  91,243.29
     Class B Note Interest paid                                                                 91,243.29
                                                                                          ---------------
       Class B Note Interest remaining unpaid                                                        0.00
  REMAINING AVAILABLE FUNDS                                                                  2,138,646.83


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                          55,141,503.69
     Class A-1 Base Principal Distribution due                                               1,950,858.40
     Class A-1 Base Principal Distribution Amount paid                                       1,950,858.40
                                                                                          ---------------
       Class A-1 Base Principal Distribution remaining unpaid                                        0.00
       Class A-1 Note Principal Balance after distribution on Payment Date                  53,190,645.29

     Class A-2 Note Principal Balance as of preceding Payment Date                          99,600,000.00
     Class A-2 Base Principal Distribution due                                                       0.00
     Class A-2 Base Principal Distribution Amount paid                                               0.00
                                                                                          ---------------
       Class A-2 Base Principal Distribution remaining unpaid                                        0.00
       Class A-2 Note Principal Balance after distribution on Payment Date                  99,600,000.00
  REMAINING AVAILABLE FUNDS                                                                    187,788.44

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                            13,772,572.03
     Class B Base Principal Distribution due                                                   157,038.30
     Class B Base Principal Distribution paid                                                  157,038.30
                                                                                          ---------------
       Class B Base Principal Distribution remaining unpaid                                          0.00
       Class B Note Principal Balance after distribution on Payment Date                    13,615,533.72
  REMAINING AVAILABLE FUNDS                                                                     30,750.13

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                             30,750.13
  REMAINING AVAILABLE FUNDS                                                                          0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                     0.00
     Remaining Indenture Trustee Expenses paid                                                       0.00
                                                                                          ---------------
       Remaining Indenture Trustee Expenses unpaid                                                   0.00
  REMAINING AVAILABLE FUNDS                                                                          0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                           0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2001

RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                        2,583,887.25
      Plus: Earnings for Collection Period per Section 3.04(b)                                   8,706.24
      Less: Withdrawal per Section 3.04(c)                                                     122,913.25
        Ending Reserve Account Balance                                                       2,469,680.24


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                         --
      Plus: Earnings for Collection Period                                                             --
      Plus: Additions from draws under Section 3.08(b)                                                 --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                              --
        Ending Letter of Credit Account Balance                                                        --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)          30,750.13
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest               30,750.13
        Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                         --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                        718,007.56
      Plus: Additions (Up to 1% of Initial ADCPB)                                               30,750.13
      Plus: Earnings for Collection Period                                                       2,269.07
      Less: Required Distributions, To Collection Account                                              --
        Ending Supplemental Interest Reserve Account Balance                                   751,026.76

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                168,514,075.72
      ADCPB, end of Collection Period                                                      166,406,179.02
                                                                                          ---------------
        Base Principal Amount                                                                2,107,896.70

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                        1,510,116.71
      Servicing Advances collected during the current Collection Period                      1,472,563.65
                                                                                          ---------------
        Unreimbursed Servicing Advances as of current Determination Date                        37,553.06


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                               168,514,075.72
      Servicer Fee Rate                                                                             0.500%
      One-twelfth                                                                                    1/12
                                                                                          ---------------
      Servicer Fee due current period                                                           70,214.20
      Prior Servicer Fee arrearage                                                                     --
                                                                                          ---------------
      Servicer Fee due                                                                          70,214.20


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                     416.67
      Prior Indenture Trustee Fee arrearage                                                          0.00
                                                                                          ---------------
      Total Indenture Trustee Fee due                                                              416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                 0.00
      Prior Indenture Trustee Expenses arrearage                                                     0.00
                                                                                          ---------------
      Total Indenture Trustee Expenses due                                                           0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                          0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                         0.00
                                                                                          ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                     0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS


                                  Beginning                                                                  Total         Total
                 Initial         of Period       Interest       Current       Overdue        Interest       Interest     Interest
   Class         Balance          Balance          Rate       Interest Due    Interest          Due           Paid       Shortfall
-----------   --------------   --------------   ----------    ------------   ------------   ------------   ------------  ---------

    A-1        75,000,000.00    55,141,503.69        7.490%     344,174.89           0.00     344,174.89     344,174.89       0.00
    A-2        99,600,000.00    99,600,000.00        7.770%     644,910.00           0.00     644,910.00     644,910.00       0.00
-----------   --------------   --------------   ----------    ------------   ------------   ------------   ------------   --------
  Class A     174,600,000.00   154,741,503.69                   989,084.89           0.00     989,084.89     989,084.89       0.00
-----------   --------------   --------------   ----------    ------------   ------------   ------------   ------------   --------
     B         14,052,729.00    13,772,572.03        7.950%      91,243.29           0.00      91,243.29      91,243.29       0.00
-----------   --------------   --------------   ----------    ------------   ------------   ------------   ------------   --------
Total Notes   188,652,729.00   168,514,075.72                 1,080,328.18           0.00   1,080,328.18   1,080,328.18       0.00
-----------   --------------   --------------   ----------    ------------   ------------   ------------   ------------   --------


PRINCIPAL PAYMENTS TO NOTEHOLDERS


                Beginning         Current                            End              Ending
                of Period        Principal         Principal       of Period        Certificate
   Class         Balance           Due               Paid           Balance           Factor
-----------   --------------   --------------   --------------   --------------   --------------
    A-1        55,141,503.69     1,950,858.40     1,950,858.40    53,190,645.29       0.70920860
    A-2        99,600,000.00             0.00             0.00    99,600,000.00       1.00000000
-----------   --------------   --------------   --------------   --------------   --------------
  Class A     154,741,503.69     1,950,858.40     1,950,858.40   152,790,645.29
-----------   --------------   --------------   --------------   --------------   --------------
     B         13,772,572.03       157,038.30       157,038.30    13,615,533.72       0.96888894
-----------   --------------   --------------   --------------   --------------   --------------
Total Notes   168,514,075.72     2,107,896.70     2,107,896.70   166,406,179.01
-----------   --------------   --------------   --------------   --------------   --------------


                               Beginning                       Base Principal     Principal
             Principal         of Period         Overdue        Distribution      Payment
              Percent           Balance          Principal         Amount         Amount
--------   --------------    --------------   --------------   --------------   --------------
Class A             92.55%   154,741,503.69             0.00     1,950,858.40     1,950,858.40
Class B              7.45%    13,772,572.03             0.00       157,038.30       157,038.30
--------   --------------    --------------   --------------   --------------   --------------


Base Principal Amount:                         2,107,896.70
Gross Charge Off Event?                                  No
Available Funds less Fees:                     3,218,975.01

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2001


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                                   Yes/No
                                                                                                                   ------
         a)       Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of
                  such Notes or the Indenture when due; and,                                                         No

         b)       Failure to distribute to the Noteholders (x) on any Payment
                  Date, an amount equal to the principal due on the Outstanding
                  Notes as of such Payment Date to the extent that sufficient
                  Available Funds are on deposit in the Collection Account of
                  (y) on the Class A-1 Maturity Date, the Class A-2 Maturity
                  Date, the Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes,
                  Class A-2 Notes, Class B Notes, as the case may be.                                                No

         c)       Failure on the part of the Trust duly to observe or perform in
                  any material respect any other Covenants or Agreements.                                            No

         d)       The Trust shall consent to the appointment of a Custodian,
                  Receiver, Trustee, or Liquidator, etc.                                                             No

         e)       The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a
                  proceeding under any bankruptcy laws etc.                                                          No

         f)       A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws, as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall not be stayed, withdrawn, or dismissed within 60 days
                  thereafter, etc.                                                                                   No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


      Section                                                Event                                                 Yes/No
     ----------                                             ------                                                 -------

         6.01(i)   Failure to make payment, deposit, transfer, or delivery
                   required                                                                                           No


         6.01(ii)  Failure to submit Monthly Statement                                                                No

         6.01(iii) Failure to Observe Covenants or Agreements in Transaction
                   Documents                                                                                          No

         6.01(iv)  Servicer consents to appointment of custodian, receiver, etc.                                      No

         6.01(v)   Servicer files a voluntary petition for bankruptcy                                                 No

         6.01(vi)  Petition under bankruptcy laws against Servicer is not stayed,
                   withdrawn or dismissed within 60 days                                                              No

         6.01(vii) Assignment by Servicer to a delegate its rights under
                   Servicing Agreement                                                                                No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2001



AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END
                       Current                                                                 165,758,925.08                99.61%
                         31 - 60 days past due                                                     639,918.25                 0.38%
                         61 - 90 days past due                                                       7,335.68                 0.00%
                         91+ days past due                                                               0.00                 0.00%
                                                                                                                  ----------------
                                                                                                                    166,406,179.02


PUTBACK SUMMARY
                      Defaults for Related Collection Period                                                            122,913.25
                        Total Defaulted Contracts                                                                     2,478,461.88
                      Recoveries from Reserve Account for Current Period                                                122,913.25
                        Total Recoveries from Reserve Account                                                         2,254,664.44
                      Net Remaining Defaulted                                                                           223,797.44
                      Recoveries from Source Recourse (Up to Available Source Recourse)                                       0.00
                      Recoveries from Draw on Letter of Credit Account                                                        0.00


10% LIMITED RECOURSE AMOUNT
                      Beginning Amount available under 10% limited recourse                                          19,238,909.32
                      Beginning % available under 10% limited recourse                                                      8.7733%
                      Current months buy backs under 10% limited recourse obligation                                    116,642.13
                      Cumulative amount bought back under 10% limited recourse obligation                             2,359,989.93
                      Cumulative % bought back under 10% limited recourse obligation                                        0.0000%


LETTERS  OF CREDIT
                      Beginning Value of the 2 Letters of Credit                                                     20,000,000.00
                      Amount of step down in the Letters of Credit                                                            0.00
                      Ending Value of the 2 Letters of Credit                                                        20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                                  (NO/YES)
                                                                                                              --------
                      (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs
                      (No/Yes):                                                                                 No

                      (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
                      Northern Trust Company (Downgraded below Aa/AA by Moodys and S&P respectively)
                      No Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                        No

                      (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:        No
                            Deposit full amount of relevant LOC:
                      Draw on Letters of Credit?                                                                No

                      If a draw on the letters of credit, amount deposited in Letter of Credit Account                0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - INPUT SHEET
COLLECTION PERIOD ENDED AUGUST 1, 2001


GROSS CHARGE EVENT CALCULATION:             Result
                                          -----------
Defaulted Contracts Current Period            122,913
Total Defaulted Contracts Prior Period      2,355,549
                                          -----------
Total ADCPB of all Defaulted Contracts      2,478,462
Total Initial ADCPB                       188,652,729
                                          -----------
   % Total Defaulted                             1.31%
Maximum Allowed                                 10.00%

Gross Charge Off Event:                            No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2001

Available Amount to Note Holders:                                                        5,532,077.37
Reserve Account balance, beginning                                                         209,061.39

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)     Initial Unpaid Amounts inadvertantly deposited in Collection Account                       --
(ii)    Indemnity Payments paid inadvertantly deposited in Collection Account                      --
(iii)   Aggregate of:
          (a) Unreimbursed Servicer Advances                                                 7,928.05
          (b) Servicer Fees from current and prior Collection Period                        60,135.92
          (c) Servicing Charges inadvertantly deposited in Collection Account                      --
(iv)    Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees            416.67
(v)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                              --

(vi)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                  --
          Class A-2 Note Interest                                                          101,426.74
          Class A-3 Note Interest                                                          320,780.10
          Class A-4 Note Interest                                                          210,522.36
(vii)   Class B Note Interest                                                              123,634.43
(viii)  Class C Note Interest                                                               78,285.90
(ix)    Class D Note Interest                                                               36,628.89

(x)     Class A Base Principal Distribution Amount
          Class A-1 Principal Distribution Amount                                                  --
          Class A-2 Principal Distribution Amount                                        3,801,966.40
          Class A-3 Principal Distribution Amount                                                  --
          Class A-4 Principal Distribution Amount                                                  --
(xi)    Class B Base Principal Distribution Amount                                         488,998.89
(xii)   Class C Base Principal Distribution Amount                                         293,399.34
(xiii)  Class D Base Principal Distribution Amount                                          97,799.79
(xv)    Class E Note Interest                                                               23,860.49
(xvi)   Class E Principal Distribution Amount                                               95,354.78
(xviii) Reserve Account Reimbursement/(Withdrawal)                                        (209,744.61)
(xix)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)              --
(xx)    Remaining Amount to Residual Holder                                                        --


Reserve Account balance, ending                                                                  0.00

Disbursements from Reserve Account:
        Interest earned on Reserve Account to Residual Holder                                      --

           Reviewed By:



           --------------------------------------------------------------------
           E. ROGER GEBHART
           COO/ EVP CAPITAL MARKETS & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001

AVAILABLE FUNDS
     Collection Account balance, as of July 31, 2001                                         356,575.67
     Investment earnings on amounts in Collection Account                                      4,577.70
     Payments due Collection Account from last 3 business days of Collection Period          755,890.84
     Additional contribution for terminated trade-ups and rebooked leases                            --
     Servicer Advance on current Determination Date                                        4,415,033.16
                                                                                         --------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                       5,532,077.37
     Reserve Account balance                                                                 209,061.39
                                                                                         --------------
     TOTAL AVAILABLE FUNDS                                                                 5,741,138.76

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                 --
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                5,741,138.76

Indemnity Payments paid inadvertantly deposited in Collection Account                                --
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                5,741,138.76

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                        7,928.05
     Unreimbursed Servicer Advances paid                                                       7,928.05
                                                                                         --------------
       Unreimbursed Servicer Advances remaining unpaid                                               --
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                5,733,210.71

SERVICER FEES
     Servicer Fees due                                                                        60,135.92
     Servicer Fees paid                                                                       60,135.92
                                                                                         --------------
       Servicer Fees remaining unpaid                                                                --
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                5,673,074.79

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                5,673,074.79

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                   416.67
     Indenture Trustee Fee paid                                                                  416.67
                                                                                         --------------
       Indenture Trustee Fee remaining unpaid                                                        --
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                5,672,658.12

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
     Total Indenture Trustee Expenses due                                                            --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                       75,000.00
                                                                                         --------------
     Total Indenture Trustee Expenses paid                                                           --
                                                                                         --------------
       Indenture Trustee Expenses unpaid                                                             --
  REMAINING AVAILABLE FUNDS                                                                5,672,658.12

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 2001


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                         --
     Class A-2 Note Interest                                                                 101,426.74
     Class A-3 Note Interest                                                                 320,780.10
     Class A-4 Note Interest                                                                 210,522.36
       Total Class A Interest due                                                            632,729.20
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                5,039,928.92

CLASS B NOTE INTEREST
     Class B Note Interest due                                                               123,634.43
     Class B Note Interest paid                                                              123,634.43
                                                                                         --------------
       Class B Note Interest remaining unpaid                                                        --
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                4,916,294.49

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                78,285.90
     Class C Note Interest paid                                                               78,285.90
                                                                                         --------------
       Class C Note Interest remaining unpaid                                                        --
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                4,838,008.59

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                36,628.89
     Class D Note Interest paid                                                               36,628.89
                                                                                         --------------
       Class D Note Interest remaining unpaid                                                        --
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                4,801,379.70

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                        3,799,098.19
     Class A Note Principal Balance as of preceding Payment Date                         101,369,056.04
                                                                                         --------------
     Class A Base Principal Distribution Amount paid                                       3,799,098.19
                                                                                         --------------
       Class A Base Principal Distribution Amount remaining unpaid                                   --
     Class A-1 Note Principal Balance as of preceding Payment Date                                   --
     Class A-1 Base Principal Distribution Amount paid                                               --
                                                                                         --------------
       Class A-1 Note Principal Balance after distribution                                           --
                                                                                         --------------
     Remaining Class A Base Principal Distribution Amount                                  3,799,098.19
                                                                                         --------------
     Class A-2 Note Principal Balance as of preceding Payment Date                        16,559,468.04
     Class A-2 Base Principal Distribution Amount paid                                     3,799,098.19
                                                                                         --------------
       Class A-2 Note Principal Balance after distribution                                12,760,369.85
     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                         --------------
     Class A-3 Note Principal Balance as of preceding Payment Date                        51,393,341.00
     Class A-3 Base Principal Distribution Amount paid                                               --
                                                                                         --------------
       Class A-3 Note Principal Balance after distribution                                51,393,341.00
     Remaining Class A Base Principal Distribution Amount                                            --
                                                                                         --------------
     Class A-4 Note Principal Balance as of preceding Payment Date                        33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                               --
                                                                                         --------------
       Class A-4 Note Principal Balance after distribution                                33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                1,002,281.51

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                          19,094,120.82
     Class B Base Principal Distribution due                                                 488,629.99
     Class B Base Principal Distribution paid                                                488,629.99
                                                                                         --------------
       Class B Base Principal Distribution remaining unpaid                                          --
       Class B Note Principal Balance after distribution on Payment Date                  18,605,490.83
  REMAINING AVAILABLE FUNDS                                                                  513,651.52

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                          11,456,472.67
     Class C Base Principal Distribution due                                                 293,178.00
     Class C Base Principal Distribution paid                                                293,178.00
                                                                                         --------------
       Class C Base Principal Distribution remaining unpaid                                          --
       Class C Note Principal Balance after distribution on Payment Date                  11,163,294.67
  REMAINING AVAILABLE FUNDS                                                                  220,473.52

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                           3,818,824.53
     Class D Base Principal Distribution due                                                  97,726.01
     Class D Base Principal Distribution paid                                                 97,726.01
                                                                                         --------------
       Class D Base Principal Distribution remaining unpaid                                          --
       Class D Note Principal Balance after distribution on Payment Date                   3,721,098.52
  REMAINING AVAILABLE FUNDS                                                                  122,747.52

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                           --
     Class A-1 Reallocated Principal Distribution                                                    --
                                                                                         --------------
       Class A-1 Note Principal Balance after Reallocation                                           --
  Remaining Available Funds                                                                  122,747.52
                                                                                         --------------
     Class A-2 Note Principal Balance after Base Principal                                12,760,369.85
     Class A-2 Reallocated Principal Distribution                                                    --
                                                                                         --------------
       Class A-2 Note Principal Balance after Reallocation                                12,760,369.85
  Remaining Available Funds                                                                  122,747.52
                                                                                         --------------
     Class A-3 Note Principal Balance after Base Principal                                51,393,341.00
     Class A-3 Reallocated Principal Distribution                                                    --
                                                                                         --------------
       Class A-3 Note Principal Balance after Reallocation                                51,393,341.00
  Remaining Available Funds                                                                  122,747.52
                                                                                         --------------
     Class A-4 Note Principal Balance after Base Principal                                33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                    --
                                                                                         --------------
       Class A-4 Note Principal Balance after Reallocation                                33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                  122,747.52

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                  18,605,490.83
     Class B Reallocated Principal Distribution paid                                                 --
                                                                                         --------------
       Class B Note Principal Balance after Reallocation                                  18,605,490.83
  REMAINING AVAILABLE FUNDS                                                                  122,747.52

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                  11,163,294.67
     Class C Reallocated Principal Distribution paid                                                 --
                                                                                         --------------
       Class C Note Principal Balance after Reallocation                                  11,163,294.67
  REMAINING AVAILABLE FUNDS                                                                  122,747.52

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                   3,721,098.52
     Class D Reallocated Principal Distribution paid                                                 --
       Class D Note Principal Balance after Reallocation                                   3,721,098.52
  REMAINING AVAILABLE FUNDS                                                                  122,747.52

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                23,860.49
     Class E Note Interest paid                                                               23,860.49
                                                                                         --------------
       Class E Note Interest remaining unpaid                                                        --
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                   98,887.02

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                           3,723,353.57
     Class E Base Principal Distribution due                                                  95,282.85
     Class E Base Principal Distribution paid                                                 95,282.85
                                                                                         --------------
       Class E Base Principal Distribution remaining unpaid                                          --
       Class E Note Principal Balance after distribution on Payment Date                   3,628,070.72
  REMAINING AVAILABLE FUNDS                                                                    3,604.18

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                   3,628,070.72
     Class E Reallocated Principal Distribution paid                                                 --
       Class E Note Principal Balance after Reallocation                                   3,628,070.72
  REMAINING AVAILABLE FUNDS                                                                    3,604.18

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                    --
     Class A-1 Supplemental Principal Distribution                                                   --
                                                                                         --------------
       Class A-1 Note Principal Balance after Supplemental                                           --
  Remaining Available Funds                                                                    3,604.18
                                                                                         --------------
     Class A-2 Note Principal Balance after Reallocated Principal                         12,760,369.85
     Class A-2 Supplemental Principal Distribution                                             2,868.22
                                                                                         --------------
       Class A-2 Note Principal Balance after Supplemental                                12,757,501.63
  Remaining Available Funds                                                                      735.96
                                                                                         --------------
     Class A-3 Note Principal Balance after Reallocated Principal                         51,393,341.00
     Class A-3 Supplemental Principal Distribution                                                   --
                                                                                         --------------
       Class A-3 Note Principal Balance after Supplemental                                51,393,341.00
  Remaining Available Funds                                                                      735.96
                                                                                         --------------
     Class A-4 Note Principal Balance after Reallocated Principal                         33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                   --
                                                                                         --------------
       Class A-4 Note Principal Balance after Supplemental                                33,416,247.00
  REMAINING AVAILABLE FUNDS                                                                      735.96

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED AUGUST 1, 2001


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                           18,605,490.83
     Class B Supplemental Principal Distribution paid                                            368.90
                                                                                         --------------
       Class B Note Principal Balance after Supplemental                                  18,605,121.93
  REMAINING AVAILABLE FUNDS                                                                      367.06

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                           11,163,294.67
     Class C Supplemental Principal Distribution paid                                            221.34
                                                                                         --------------
       Class C Note Principal Balance after Supplemental                                  11,163,073.33
  REMAINING AVAILABLE FUNDS                                                                      145.72

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                            3,721,098.52
     Class D Supplemental Principal Distribution paid                                             73.78
                                                                                         --------------
       Class D Note Principal Balance after Supplemental                                   3,721,024.74
  REMAINING AVAILABLE FUNDS                                                                       71.94

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                            3,628,070.72
     Class E Supplemental Principal Distribution paid                                             71.94
                                                                                         --------------
       Class E Note Principal Balance after Supplemental                                   3,627,998.79
  REMAINING AVAILABLE FUNDS                                                                        0.00

RESERVE FUND
     Required Reserve Fund Amount                                                          2,114,952.31
     Reserve Account Balance, Ending                                                               0.00
     Reserve Account Deposit/(Withdrawal)                                                   (209,744.61)
                                                                                         --------------
  REMAINING AVAILABLE FUNDS                                                                          --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
     Indenture Trustee Expenses unpaid per above                                                     --
     Remaining Indenture Trustee Expenses paid                                                       --
                                                                                         --------------
       Remaining Indenture Trustee Expenses unpaid                                                   --
  REMAINING AVAILABLE FUNDS                                                                          --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED AUGUST 1, 2001

CALCULATION OF BASE PRINCIPAL AMOUNT
     ADCPB, beginning of Collection Period                                                              144,326,217.77
     ADCPB, end of Collection Period                                                                    139,439,917.85
                                                                                                       ---------------
       Base Principal Amount                                                                              4,886,299.92

UNREIMBURSED SERVICING ADVANCES
     Unreimbursed Servicing Advances from previous Collection Period                                      4,520,493.76
     Servicing Advances collected during the current Collection Period                                    4,512,565.71
                                                                                                       ---------------
       Unreimbursed Servicing Advances as of current Determination Date                                       7,928.05


CALCULATION OF SERVICER FEE
     ADCPB as of the prior Calculation Date                                                             144,326,217.77
     Servicer Fee Rate                                                                                           0.500%
     One-twelfth                                                                                                  1/12
                                                                                                       ---------------
     Servicer Fee due current period                                                                         60,135.92
     Prior Servicer Fee arrearage                                                                                   --
                                                                                                       ---------------
     Servicer Fee due                                                                                        60,135.92

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
     Indenture Trustee Fee (per Payment Date)                                                                   416.67
     Prior Indenture Trustee Fee arrearage                                                                          --
                                                                                                       ---------------
     Total Indenture Trustee Fee due                                                                            416.67

INDENTURE TRUSTEE EXPENSES
     Indenture Trustee Expenses due                                                                                 --
     Prior Indenture Trustee Expenses arrearage                                                                     --
                                                                                                       ---------------
     Total Indenture Trustee Expenses due                                                                           --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement - current period                                          --
     Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                         --
                                                                                                       ---------------
     Total Other Amounts Due Servicer under Servicing Agreement                                                     --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END
     Current                                                                      129,097,333.76                 92.58%
       31 - 60 days past due                                                        7,479,500.22                  5.36%
       61 - 90 days past due                                                        1,109,238.25                  0.80%
       91+ days past due                                                            1,753,845.62                  1.26%
                                                                                 ---------------
                                                                                  139,439,917.85

GROSS CHARGE OFF
     ADCPB of All Defaulted Contracts                                                                       345,056.86
     Less Recoveries                                                                                        101,876.45
                                                                                                       ---------------
     Total Charge Offs for the period                                                                       243,180.41

     End of Month ADCPB                                                                                 139,439,917.85
     Gross Charge Off Ratio (Total Charge Offs/ADCPB)                                                             0.17%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2001


INTEREST PAYMENTS TO NOTEHOLDERS


                                 Beginning
                 Initial         of Period          Interest                         Interest
    Class        Balance          Balance             Rate        Interest Due          Paid
-----------   --------------   --------------   --------------    --------------   --------------
    A-1        50,018,622.00             0.00            6.938%             0.00             0.00
    A-2        29,609,332.00    16,559,468.04            7.350%       101,426.74       101,426.74
    A-3        51,393,341.00    51,393,341.00            7.490%       320,780.10       320,780.10
    A-4        33,416,247.00    33,416,247.00            7.560%       210,522.36       210,522.36
-----------   --------------   --------------   --------------    --------------   --------------
  Class A     164,437,542.00   101,369,056.04             7.49%       632,729.20       632,729.20
-----------   --------------   --------------   --------------    --------------   --------------
     B         21,149,523.00    19,094,120.82            7.770%       123,634.43       123,634.43
     C         12,689,714.00    11,456,472.67            8.200%        78,285.90        78,285.90
     D          4,229,905.00     3,818,824.53           11.510%        36,628.89        36,628.89
     E          4,124,157.00     3,723,353.57            7.690%        23,860.49        23,860.49
-----------   --------------   --------------   --------------    --------------   --------------
Total Notes   206,630,841.00   139,461,827.63             7.70%       895,138.91       895,138.91
-----------   --------------   --------------   --------------    --------------   --------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS


                Beginning       (Monthly)       (Reallocated)     (Supplemental)     Total            End              Ending
                of Period       Principal         Principal         Principal       Principal       of Period       Certificate
    Class        Balance          Paid              Paid              Paid            Paid           Balance           Factor
-----------   --------------   --------------   --------------   --------------   --------------   --------------   --------------
    A-1                 0.00             0.00             0.00             0.00             0.00             0.00        0.0000000
    A-2        16,559,468.04     3,799,098.19             0.00         2,868.22     3,801,966.40    12,757,501.63        0.4308608
    A-3        51,393,341.00             0.00             0.00             0.00             0.00    51,393,341.00        1.0000000
    A-4        33,416,247.00             0.00             0.00             0.00             0.00    33,416,247.00        1.0000000
-----------   --------------   --------------   --------------   --------------   --------------   --------------
  Class A     101,369,056.04     3,799,098.19             0.00         2,868.22     3,801,966.40    97,567,089.63
-----------   --------------   --------------   --------------   --------------   --------------   --------------
     B         19,094,120.82       488,629.99             0.00           368.90       488,998.89    18,605,121.93        0.8796946
     C         11,456,472.67       293,178.00             0.00           221.34       293,399.34    11,163,073.33        0.8796946
     D          3,818,824.53        97,726.01             0.00            73.78        97,799.79     3,721,024.74        0.8796946
     E          3,723,353.57        95,282.85             0.00            71.94        95,354.78     3,627,998.79        0.8796946
-----------   --------------   --------------   --------------   --------------   --------------   --------------
Total Notes   139,461,827.63     4,773,915.03             0.00         3,604.18     4,777,519.21   134,684,308.42
-----------   --------------   --------------   --------------   --------------   --------------   --------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED AUGUST 1, 2001


PRINCIPAL PAYMENT CALCULATION


                                            Investor       Investor         Investor      Supplemental
          (defined)          Monthly      Reallocated     Supplemental        Total         Percentage
            Class           Principal      Principal       Principal        Principal      of Principal
Class     Percentage         Amount          Amount         Amount            Amount        Allocated
-----    ------------     ------------    ------------    ------------     ------------    ------------

  A             77.75%    3,799,098.19            0.00        2,868.22     3,801,966.40           79.58%
  B             10.00%      488,629.99            0.00          368.90       488,998.89           10.24%
  C              6.00%      293,178.00            0.00          221.34       293,399.34            6.14%
  D              2.00%       97,726.01            0.00           73.78        97,799.79            2.05%
  E              1.95%       95,282.85            0.00           71.94        95,354.78            2.00%
-----    ------------     ------------    ------------    ------------     ------------    ------------
                          4,773,915.03            0.00        3,604.18     4,777,519.21          100.00%
-----    ------------     ------------    ------------    ------------     ------------    ------------


FLOOR CALCULATION


                   Class              Floor Hit?           Floored
  Class            Floors               (Y/N)            Prin Amount
---------      ---------------      -------------       -------------
    A                                                          N/A
    B                 --                  No               488,629.99
    C                 --                  No               293,178.00
    D                 --                  No                97,726.01
    E                 --                  No                95,282.85
---------      ---------------      -------------       -------------



(Retained) Certificate Balance                   4,864,390.14
Initial OC Percentage                                    2.30%

Overcollateralization Balance (prior)                                4,864,390.14
Overcollateralization Balance (current)                              4,755,609.43
Cumulative Loss Amount                                                  76,992.17
Available Funds+Collection Account-Servicing                         5,672,658.12

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED AUGUST 1, 2001


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE


                                                                                                                    Yes/No
                                                                                                                    ------
         A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or the
         Indenture when due; and,                                                                                      No

         B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
         Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity
         Date, the Class A-2 Maturity Date, the Class A-3 Maturity Date, the
         Class A-4 Maturity Date, the Class B Maturity Date, the Class C
         Maturity Date, the Class D Maturity Date, or the Class E Maturity Date,
         as the case may be, on any remaining principal owed on the outstanding
         Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
         Class B Notes, Class C Notes, Class D Notes, or Class E Notes, as the
         case may be.                                                                                                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


    Section                                                Event                                                   Yes/No
    --------                                               -----                                                   -------

    6.01(i)     Failure to make payment, deposit, transfer, or delivery required                                      No
    6.01(ii)    Failure to submit Monthly Statement                                                                   No
    6.01(iii)   Failure to Observe Covenants in Servicing Agreement                                                   No
    6.01(iv)    Servicer consents to appointment of custodian, receiver, etc.                                         No
    6.01(v)     Servicer files a voluntary petition for bankruptcy                                                    No
    6.01(vi)    Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days  No
    6.01(vii)   Assignment by Servicer to a delegate its rights under Servicing Agreement                             No